UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2015

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

As reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2015 by MGT Capital Investments, Inc. (the “Company”), on July 21, 2015 MGT Sports, Inc., a wholly-owned subsidiary of the Company (“MGT Sports”), entered into a binding memorandum of understanding (the “Memorandum”) with Kuusamo Capital Ltd. (“KCL”) to sell shares of MGT Sports’ preferred stock to KCL for a purchase price of $250,000 and the payment to MGT Sports of $250,000.

Effective September 11, 2015, MGT Sports and KCL terminated the Memorandum and released each other from all claims relating to the Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: September 11, 2015	By:	/s/ Robert B. Ladd
Name: Robert B. Ladd
Title: President and Chief Executive Officer